Exhibit 99.1

Occidental Petroleum Announces 4th Quarter 2016 Results

•                 2016 production growth of 7 percent and capital of $2.9 billion, both better than our guidance

•                 Total company reserve replacement ratio of nearly 190 percent, with Permian Resources replacing approximately 290 percent

•                 2017 capital budget lowered to a range of $3.0 - $3.6 billion

HOUSTON — February 9, 2017 — Occidental Petroleum Corporation (NYSE:OXY) reported a loss of $272 million or $0.36 per diluted share for the fourth quarter of 2016. Core results were a loss of $97 million or $0.13 per diluted share. Operating cash flows from continuing operations were $921 million for the fourth quarter of 2016 and approximately $1.0 billion before working capital, with an ending cash balance of $2.2 billion.

“During 2016, we delivered 7 percent total company production growth exceeding our full year guidance for a capital program of less than $3.0 billion due to a focus on sustainable cost efficiencies. Our Permian Resources operations grew production by 13 percent, reduced unit operating costs by 25 percent and improved capital efficiency by 22 percent,” said President and Chief Executive Officer Vicki Hollub.

“We have had an exceptionally strong year for reserves with almost 190 percent reserve replacement at a finding and development cost of $9.65 per BOE company-wide. Domestically, we replaced about 210 percent of our Permian Basin production with Permian Resources replacing 290 percent of its production. The 2016 reserves program additions for Permian Resources came in at historically low finding and development cost of less than $9.00 per BOE. We expect continued improvement in 2017 based on this trend.

“Our capital program is very flexible, and as we move into 2017, we expect to spend in a range of $3.0 to $3.6 billion, depending on commodity prices. We continue to commit capital to our highest return projects and grow our inventory of opportunities, while staying focused on cost improvements, operating efficiencies and growing profitably.”

QUARTERLY RESULTS

Oil and Gas

Total average daily production volumes were 607,000 BOE for the fourth quarter of 2016, compared to 605,000 BOE for the third quarter of 2016 and 680,000 BOE for the fourth quarter of 2015. The operations that were exited or sold produced average daily volumes of 83,000 BOE for the fourth quarter of 2015, resulting in production volumes from on-going operations of 597,000 BOE.

Average daily domestic production volumes from on-going operations were 296,000 BOE for the fourth quarter of 2016, compared to 294,000 BOE in the third quarter of 2016 and 298,000 BOE for the fourth quarter of 2015. The increase in average daily production of 2,000 BOE compared to the third quarter of 2016 reflected higher Permian production from both our Permian Resources and Permian EOR operations, partially offset by lower oil and gas production in South Texas. Compared to the fourth quarter of 2015, the decrease in average daily production reflected lower production in South Texas of 9,000 BOE, offset by higher production from the Permian operations with Permian Resources growing by 5,000 BOE.

Internationally, average daily production volumes from on-going operations were 311,000 BOE for the fourth quarter of 2016 and the third quarter of 2016 and 299,000 BOE in the fourth quarter of 2015. Compared to the third quarter of 2016, production for the fourth quarter of 2016 reflected higher production in Colombia as the operations recovered from the third quarter insurgency activities, offset by lower production in the Middle East due to lower cost recovery and maintenance downtime. Compared to the fourth quarter of 2015, the increase in average daily production volumes of 12,000 BOE reflected better than expected production from Al Hosn Gas and higher production in Oman, primarily due to the commencement of Oman’s Block 62 production in 2016, partially offset by lower production in Colombia and Qatar.

Oil and gas pre-tax income for the fourth quarter of 2016 was $17 million, compared to a loss of $51 million for the third quarter of 2016 and a loss of $5.0 billion for the fourth quarter of 2015. The pre-tax results for the fourth quarter of 2015 included impairment and related charges of $4.9 billion. After removing the impact of gains, impairments and related charges, core results were income of $2 million and a loss of $106 million for the fourth quarters of 2016 and 2015, respectively. The increase in oil and gas results on a sequential quarterly basis reflected higher oil and NGL prices in the fourth quarter of 2016, partially offset by higher international operating expenses for seasonal maintenance. Compared to the same period in 2015, the fourth quarter of 2016 reflected higher commodity prices across all products, offset by lower sales volumes as Occidental had reduced its exposure to non-core operations in the United States and the Middle East/North Africa region.

The average WTI and Brent marker prices were $49.29 per barrel and $51.13 per barrel, respectively, for the fourth quarter of 2016, an improvement of approximately 9 percent from the third quarter of 2016. Average worldwide realized crude oil prices were $45.08 per barrel for the fourth quarter of 2016, an increase of 9 percent compared with the third quarter of 2016 and 17 percent compared with the fourth quarter of 2015. Average worldwide realized NGL prices were $18.36 per barrel in the fourth quarter of 2016, an increase of 22 percent and 31 percent compared to the third quarter of 2016 and fourth quarter of 2015, respectively. Average domestic realized natural gas prices were $2.39 per MCF in the fourth quarter of 2016, a 4 percent increase from the third quarter of 2016 and a 37 percent increase from the fourth quarter of 2015.

Chemical

Chemical pre-tax results for the fourth quarter of 2016 were earnings of $152 million compared to earnings of $117 million for the third quarter of 2016 and a loss of $5 million in the fourth quarter of 2015. After removing one-time impairment charges of $121 million in the fourth quarter of 2015, core income was $116 million. Compared to the third quarter of 2016, the increase in fourth quarter 2016 earnings resulted from higher realized caustic soda prices along with improved vinyl margins, primarily due to lower ethylene costs early in the quarter. The Chemical business generated approximately $138 million of free cash flow after capital expenditures during the fourth quarter of 2016.

Compared to the fourth quarter of 2015, the increase in earnings in the fourth quarter of 2016 reflected higher caustic soda and vinyls prices and higher chlorine and vinyls sales volumes, partially offset by higher ethylene and energy prices.

Midstream and Marketing

Midstream pre-tax results for the fourth quarter of 2016 were a loss of $48 million, compared to a loss of $180 million for the third quarter of 2016 and a loss of $1.3 billion for the fourth quarter of 2015. Excluding a one-time crude supply contract termination charge of $160 million in the third quarter of 2016, core results were a loss of $20 million. The fourth quarter of 2015 included asset impairment and related charges of $1.2 billion, and excluding these charges, core results were a loss of $45 million for the fourth quarter of 2015.

Compared to the third quarter of 2016, the fourth quarter of 2016 reflected lower domestic pipeline income and seasonal margins in the power business and mark-to-market impacts in the marketing business due to volatility in crude oil prices. Compared to the fourth quarter of 2015, the fourth quarter of 2016 reflected lower Al Hosn Gas plant income due to planned maintenance and lower domestic pipeline income, partially offset by higher marketing margins due to more favorable Permian to Gulf Coast differentials and the renegotiation of supply contracts.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at www.oxy.com.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; reorganization or restructuring of Occidental’s operations; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2015 Form 10-K.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Christopher M. Degner
212-603-8111
christopher_degner@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 4 2016 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Condensed Statements of Operations

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2015					2016
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Net income (loss)
Reported Income (Loss) ($ millions)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)	$(241)	$(272)	$(574)
Reported EPS - Diluted ($/share)	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)
Effective tax rate	8%	64%	15%	18%	14%	36%	41%	11%	55%	40%

Core Income (Loss) ($ millions)	$31	$165	$24	$(129)	$91	$(426)	$(136)	$(112)	$(97)	$(771)
Core EPS - Diluted ($/share)	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)
Effective tax rate	75%	65%	90%	29%	86%	29%	41%	-6%	-29%	24%

Average Shares Outstanding
Basic (millions)	769.6	766.4	763.3	763.2	765.6	763.4	763.6	764.0	764.1	763.8
Diluted (millions)	769.6	766.6	763.3	763.2	765.6	763.4	763.6	764.0	764.1	763.8

Production - Reported
Total US (MBOE/D)	326	333	332	321	328	316	302	294	296	302
US oil (MBBL/D)	198	205	204	198	202	197	190	181	184	189
Worldwide (MBOE/D)	645	658	689	680	668	657	653	605	607	630
Worldwide sales (MBOE/D)	637	657	670	730	674	651	660	609	607	632

Production - Ongoing Operations
Total US (MBOE/D)	290	298	300	298	297	307	302	294	296	300
US oil (MBBL/D)	180	188	188	190	187	197	190	181	184	189
Worldwide (MBOE/D)	531	552	578	597	565	590	609	605	607	602
Worldwide sales (MBOE/D)	533	547	581	600	567	584	616	609	607	604

Realizations
Worldwide oil ($/BBL)	$48.50	$54.55	$47.78	$38.68	$47.10	$29.42	$39.66	$41.49	$45.08	$38.73
Worldwide NGL ($/BBL)	$17.96	$18.06	$14.68	$14.02	$15.96	$10.86	$14.59	$14.99	$18.36	$14.82
Domestic gas ($/MCF)	$2.49	$2.09	$2.24	$1.75	$2.15	$1.50	$1.46	$2.30	$2.39	$1.90

Cash Flows ($ millions)
Operating before working capital	$1,121	$1,517	$1,202	$944	$4,784	$822	$935	$614	$998	$3,369
Working capital changes	(555)	(399)	16	58	(880)	(316)	(195)	51	71	(389)
Other, net	-	(307)	(192)	(151)	(650)	(367)	63	(9)	(148)	(461)
Operating - continuing operations	$566	$811	$1,026	$851	$3,254	$139	$803	$656	$921	$2,519
Capital expenditures	$(1,735)	$(1,488)	$(1,219)	$(1,170)	$(5,612)	$(687)	$(657)	$(642)	$(891)	$(2,877)

		2015						2016
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Reported Income (Loss) ($ millions)	$(218)	$(42)	$(2,651)	$(7,829)		$78	$(61)	$(302)	$(574)
Reported EPS - Diluted ($/share)	$(0.28)	$(0.05)	$(3.46)	$(10.23)		$0.10	$(0.08)	$(0.40)	$(0.75)
Effective tax rate	8%	113%	5%	14%		36%	38%	31%	40%

Core Income (Loss) ($ millions)	$31	$196	$220	$91		$(426)	$(562)	$(674)	$(771)
Core EPS - Diluted ($/share)	$0.04	$0.25	$0.29	$0.12		$(0.56)	$(0.74)	$(0.88)	$(1.01)
Effective tax rate	75%	67%	74%	86%		29%	32%	28%	24%

Average Shares Outstanding
Basic (millions)	769.6	768.0	766.4	765.6		763.4	763.5	763.7	763.8
Diluted (millions)	769.6	768.0	766.4	765.6		763.4	763.5	763.7	763.8

Production - Reported
Total US (MBOE/D)	326	330	331	328		316	309	304	302
US oil (MBBL/D)	198	201	203	202		197	193	189	189
Worldwide (MBOE/D)	645	652	665	668		657	655	638	630
Worldwide sales (MBOE/D)	637	647	655	674		651	656	640	632

Production - Ongoing Operations
Total US (MBOE/D)	290	295	297	297		307	304	301	300
US oil (MBBL/D)	180	184	186	187		197	193	189	189
Worldwide (MBOE/D)	531	542	555	565		590	599	601	602
Worldwide sales (MBOE/D)	533	540	554	567		584	600	603	604

Realizations
Worldwide oil ($/BBL)	$48.50	$51.60	$50.33	$47.10		$29.42	$34.46	$36.70	$38.73
Worldwide NGL ($/BBL)	$17.96	$18.01	$16.73	$15.96		$10.86	$12.80	$13.58	$14.82
Domestic gas ($/MCF)	$2.49	$2.29	$2.28	$2.15		$1.50	$1.48	$1.74	$1.90

Cash Flows ($ millions)
Operating before working capital	$1,121	$2,638	$3,840	$4,784		$822	1,757	2,371	$3,369
Working capital changes	(555)	(954)	(938)	(880)		(316)	(511)	(460)	(389)
Other, net	-	(307)	(499)	(650)		(367)	(304)	(313)	(461)
Operating - continuing operations	$566	$1,377	$2,403	$3,254		$139	$942	$1,598	$2,519
Capital expenditures	$(1,735)	$(3,223)	$(4,442)	$(5,612)		$(687)	$(1,344)	$(1,986)	$(2,877)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2015					2016
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(513)	$(35)	$(2,031)	$(1,572)	$(4,151)	$(578)	$(361)	$(341)	$(272)	$(1,552)
Foreign	249	394	(1,096)	(3,294)	(3,747)	99	267	295	304	965
Exploration	(2)	(4)	(1)	(155)	(162)	(6)	(23)	(5)	(15)	(49)
	(266)	355	(3,128)	(5,021)	(8,060)	(485)	(117)	(51)	17	(636)
Chemical	139	136	272	(5)	542	214	88	117	152	571
Midstream and Marketing	(15)	87	24	(1,290)	(1,194)	(95)	(58)	(180)	(48)	(381)
Segment Income (Loss)	(142)	578	(2,832)	(6,316)	(8,712)	(366)	(87)	(114)	121	(446)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)	(62)	(72)	(275)
Other	(64)	(67)	(172)	(320)	(623)	(140)	(61)	(92)	(650)	(943)
Pre-tax Income (Loss)	(234)	504	(3,051)	(6,695)	(9,476)	(563)	(232)	(268)	(601)	(1,664)
Taxes
Federal and state	125	47	747	1,151	2,070	291	234	242	531	1,298
Foreign	(106)	(371)	(302)	39	(740)	(88)	(138)	(212)	(198)	(636)
Income (Loss) From Continuing Operations	(215)	180	(2,606)	(5,505)	(8,146)	(360)	(136)	(238)	(268)	(1,002)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)	(4)	428
Net Income (Loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)	$(241)	$(272)	$(574)

Reported earnings per share
Basic	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)
Diluted	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)

Effective Tax Rate	8%	64%	15%	18%	14%	36%	41%	11%	55%	40%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(277)	$32	$(1,852)	$(1,350)	$(3,447)	$23	$-	$59	$24	$106
Foreign	(46)	(1)	(1,438)	(3,419)	(4,904)	-	-	(61)	(9)	(70)
Exploration	-	-	-	(146)	(146)	-	-	-	-	-
	(323)	31	(3,290)	(4,915)	(8,497)	23	-	(2)	15	36
Chemical	-	-	98	(121)	(23)	88	-	-	-	88
Midstream and Marketing	(10)	3	(7)	(1,245)	(1,259)	-	-	(160)	-	(160)
Segment Income (Loss)	(333)	34	(3,199)	(6,281)	(9,779)	111	-	(162)	15	(36)
Corporate
Interest	-	-	-	-	-	-	-	-	-	-
Other	(25)	(6)	(98)	(232)	(361)	(78)	-	-	(541)	(619)
Pre-tax Income (Loss)	(358)	28	(3,297)	(6,513)	(10,140)	33	-	(162)	(526)	(655)
Taxes
Federal and state	111	(12)	667	992	1,758	33	-	36	353	422
Foreign	1	(1)	-	145	145	-	-	-	2	2
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-	(126)	(171)	(231)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)	(4)	428
Net Income (Loss)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)	$(129)	$(175)	$197

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(236)	$(67)	$(179)	$(222)	$(704)	$(601)	$(361)	$(400)	$(296)	$(1,658)
Foreign	295	395	342	125	1,157	99	267	356	313	1,035
Exploration	(2)	(4)	(1)	(9)	(16)	(6)	(23)	(5)	(15)	(49)
	57	324	162	(106)	437	(508)	(117)	(49)	2	(672)
Chemical	139	136	174	116	565	126	88	117	152	483
Midstream and Marketing	(5)	84	31	(45)	65	(95)	(58)	(20)	(48)	(221)
Segment Income (Loss)	191	544	367	(35)	1,067	(477)	(87)	48	106	(410)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)	(62)	(72)	(275)
Other	(39)	(61)	(74)	(88)	(262)	(62)	(61)	(92)	(109)	(324)
Pre-tax Income (Loss)	124	476	246	(182)	664	(596)	(232)	(106)	(75)	(1,009)
Taxes
Federal and state	14	59	80	159	312	258	234	206	178	876
Foreign	(107)	(370)	(302)	(106)	(885)	(88)	(138)	(212)	(200)	(638)
Net Income (Loss)	$31	$165	$24	$(129)	$91	$(426)	$(136)	$(112)	$(97)	$(771)

Core earnings per share
Basic	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)
Diluted	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)

Effective Tax Rate	75%	65%	90%	29%	86%	29%	41%	-6%	-29%	24%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2015					2016
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(266)	$(22)	$(1,299)	$(1,005)	$(2,592)	$(372)	$(233)	$(219)	$(175)	$(999)
Foreign	23	153	(1,307)	(3,314)	(4,445)	5	111	141	118	375
Exploration	(2)	(4)	(1)	(154)	(161)	(6)	(23)	(5)	(14)	(48)
	(245)	127	(2,607)	(4,473)	(7,198)	(373)	(145)	(83)	(71)	(672)
Chemical	88	86	174	(5)	343	138	57	75	96	366
Midstream and Marketing	-	68	37	(805)	(700)	(56)	(26)	(101)	(17)	(200)
Segment Income (Loss)	(157)	281	(2,396)	(5,283)	(7,555)	(291)	(114)	(109)	8	(506)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)	(62)	(72)	(275)
Other	(58)	(67)	(139)	(313)	(577)	(140)	(61)	(92)	(412)	(705)
Taxes	28	(27)	(24)	150	127	128	123	25	208	484
Income (Loss) From Continuing Operations	(215)	180	(2,606)	(5,505)	(8,146)	(360)	(136)	(238)	(268)	(1,002)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)	(4)	428
Net Income (Loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	78	(139)	(241)	(272)	(574)

Reported earnings per share
Basic	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)
Diluted	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(177)	$20	$(1,186)	$(864)	$(2,207)	$15	$-	$38	$16	$69
Foreign	(46)	(1)	(1,438)	(3,420)	(4,905)	-	-	(61)	(7)	(68)
Exploration	-	-	-	-	-	-	-	-	-	-
	(223)	19	(2,624)	(4,284)	(7,112)	15	-	(23)	9	1
Chemical	-	-	63	(78)	(15)	56	-	-	-	56
Midstream and Marketing	(4)	2	(4)	(807)	(813)	-	-	(103)	-	(103)
Segment Income (Loss)	(227)	21	(2,565)	(5,169)	(7,940)	71	-	(126)	9	(46)
Corporate
Interest	-	-	-	-	-	-	-	-	-	-
Other	(19)	(6)	(65)	(225)	(315)	(78)	-	-	(338)	(416)
Taxes	-	-	-	18	18	73	-	-	158	231
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-	(126)	(171)	(231)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)	(4)	428
Net Income (Loss)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)	$(129)	$(175)	$197

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(89)	$(42)	$(113)	$(141)	$(385)	$(387)	$(233)	$(257)	$(191)	$(1,068)
Foreign	69	154	131	106	460	5	111	202	125	443
Exploration	(2)	(4)	(1)	(154)	(161)	(6)	(23)	(5)	(14)	(48)
	(22)	108	17	(189)	(86)	(388)	(145)	(60)	(80)	(673)
Chemical	88	86	111	73	358	82	57	75	96	310
Midstream and Marketing	4	66	41	2	113	(56)	(26)	2	(17)	(97)
Segment Income (Loss)	70	260	169	(114)	385	(362)	(114)	17	(1)	(460)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)	(62)	(72)	(275)
Other	(39)	(61)	(74)	(88)	(262)	(62)	(61)	(92)	(74)	(289)
Taxes	28	(27)	(24)	132	109	55	123	25	50	253
Net Income (Loss)	$31	$165	$24	$(129)	$91	$(426)	$(136)	$(112)	$(97)	$(771)

Core earnings per share
Basic	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)
Diluted	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2015					2016
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic
Asset sales gains (losses)	$(13)	$18	$-	$5	$10	$48	$-	$59	$-	$107
Asset impairments and related items	(264)	14	(1,852)	(1,355)	(3,457)	-	-	-	24	24
Other	-	-	-	-	-	(25)	-	-	-	(25)
	(277)	32	(1,852)	(1,350)	(3,447)	23	-	59	24	106
Foreign
Asset impairments and related items	(46)	(1)	(1,438)	(3,565)	(5,050)	-	-	(61)	(9)	(70)
Total Oil and Gas	(323)	31	(3,290)	(4,915)	(8,497)	23	-	(2)	15	36

Chemical
Asset sale gains	-	-	98	-	98	88	-	-	-	88
Asset impairments	-	-	-	(121)	(121)	-	-	-	-	-
Total Chemical	-	-	98	(121)	(23)	88	-	-	-	88

Midstream and Marketing
Asset impairments and related items	(10)	3	(7)	(1,245)	(1,259)	-	-	(160)	-	(160)
Total Midstream	(10)	3	(7)	(1,245)	(1,259)	-	-	(160)	-	(160)

Corporate
Asset sales gains (losses)	(11)	-	2	1	(8)	-	-	-	-	-
Asset impairments and related items (a)	-	-	(5)	(230)	(235)	(78)	-	-	(541)	(619)
Severance, spin-off costs and other items	(14)	(6)	(95)	(3)	(118)	-	-	-	-	-
Total Corporate	(25)	(6)	(98)	(232)	(361)	(78)	-	-	(541)	(619)

Taxes (b)	112	(13)	667	1,137	1,903	33	-	36	355	424
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-	(126)	(171)	(231)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)	(4)	428
Totals	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)	$(129)	$(175)	$197

			2015					2016
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic
Asset sales gains (losses)	$(8)	$11	$(1)	$3	$5	$31	$-	$38	$-	$69
Asset impairments and related items	(169)	9	(1,185)	(867)	(2,212)	-	-	-	16	16
Other	-	-	-	-	-	(16)	-	-	-	(16)
	(177)	20	(1,186)	(864)	(2,207)	15	-	38	16	69
Foreign
Asset impairments and related items	(46)	(1)	(1,438)	(3,420)	(4,905)	-	-	(61)	(7)	(68)
Total Oil and Gas	(223)	19	(2,624)	(4,284)	(7,112)	15	-	(23)	9	1

Chemical
Asset sale gains	-	-	63	-	63	56	-	-	-	56
Asset impairments	-	-	-	(78)	(78)	-	-	-	-	-
Total Chemical	-	-	63	(78)	(15)	56	-	-	-	56

Midstream and Marketing
Asset impairments and related items	(4)	2	(4)	(807)	(813)	-	-	(103)	-	(103)
Total Midstream	(4)	2	(4)	(807)	(813)	-	-	(103)	-	(103)

Corporate
Asset sales gains (losses)	(7)	-	1	1	(5)	-	-	-	-	-
Asset impairments and related items (a)	-	-	(5)	(229)	(234)	(78)	-	-	(338)	(416)
Severance, spin-off costs and other items	(12)	(6)	(61)	3	(76)	-	-	-	-	-
Total Corporate	(19)	(6)	(65)	(225)	(315)	(78)	-	-	(338)	(416)

Taxes (b)	-	-	-	18	18	73	-	-	158	231
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-	(126)	(171)	(231)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)	(4)	428
Totals	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)	$(129)	$(175)	$197

(a)  The Q4 2016 amount represented a reserve for doubtful accounts.

(b)  The 2015 amount included the change in the unitary state tax rates.  The 2016 amount included benefits for relinquishment of foreign exploration blocks.

 SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
REVENUES
Net sales
Oil & Gas	$2,009	$2,342	$2,054	$1,899	$8,304	$1,275	$1,625	$1,660	$1,817	$6,377
Chemical	1,000	1,030	1,008	907	3,945	890	908	988	970	3,756
Midstream and Marketing	197	294	231	169	891	133	141	202	208	684
Eliminations	(117)	(197)	(177)	(169)	(660)	(175)	(143)	(202)	(207)	(727)
	3,089	3,469	3,116	2,806	12,480	2,123	2,531	2,648	2,788	10,090
Interest, dividends and other income	31	26	31	30	118	20	27	25	34	106
Gain (loss) on sale of assets and equity investments, net	(24)	19	99	7	101	138	-	60	4	202
	3,096	3,514	3,246	2,843	12,699	2,281	2,558	2,733	2,826	10,398

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,557	1,480	1,413	1,354	5,804	1,281	1,244	1,338	1,326	5,189
Depreciation, depletion and amortization	1,029	1,116	1,123	1,276	4,544	1,102	1,070	1,046	1,050	4,268
Selling, general and administrative and other operating expenses	311	347	292	320	1,270	272	338	316	404	1,330
Asset impairments and related items	324	-	3,397	6,518	10,239	78	-	221	526	825
Taxes other than on income	107	107	79	50	343	75	74	61	67	277
Exploration expense	8	10	5	13	36	9	27	9	17	62
Interest and debt expense, net	30	8	48	61	147	60	88	68	76	292
	3,366	3,068	6,357	9,592	22,383	2,877	2,841	3,059	3,466	12,243
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(270)	446	(3,111)	(6,749)	(9,684)	(596)	(283)	(326)	(640)	(1,845)
Benefit from (provision for) domestic and foreign income taxes	19	(324)	445	1,190	1,330	203	96	30	333	662
Income from equity investments	36	58	60	54	208	33	51	58	39	181
INCOME (LOSS) FROM CONTINUING OPERATIONS	(215)	180	(2,606)	(5,505)	(8,146)	(360)	(136)	(238)	(268)	(1,002)
Discontinued operations, net	(3)	(4)	(3)	327	317	438	(3)	(3)	(4)	428
NET INCOME (LOSS)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)	$(241)	$(272)	$(574)

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$(0.28)	$0.23	$(3.41)	$(7.21)	$(10.64)	$(0.47)	$(0.18)	$(0.31)	$(0.35)	$(1.31)
Discontinued operations, net	-	-	(0.01)	0.43	0.41	0.57	-	(0.01)	(0.01)	0.56
BASIC EARNINGS PER COMMON SHARE	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)

DILUTED EARNINGS PER COMMON SHARE	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)

DIVIDENDS PER COMMON SHARE	$0.72	$0.75	$0.75	$0.75	$2.97	$0.75	$0.75	$0.76	$0.76	$3.02

AVERAGE COMMON SHARES OUTSTANDING
BASIC	769.6	766.4	763.3	763.2	765.6	763.4	763.6	764.0	764.1	763.8
DILUTED	769.6	766.6	763.3	763.2	765.6	763.4	763.6	764.0	764.1	763.8

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2015				2016
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,153	$2,756	$2,547	$3,201	$3,176	$3,751	$3,180	$2,233
Restricted cash	3,265	2,382	1,765	1,193	-	-	-	-
Trade receivables, net	3,068	3,973	3,507	2,970	2,780	3,113	3,521	3,989
Inventories	1,133	1,120	1,122	986	997	906	927	866
Assets held for sale	-	-	709	141	-	-	-	-
Other current assets	815	777	890	911	1,284	1,202	1,083	1,340
Total current assets	10,434	11,008	10,540	9,402	8,237	8,972	8,711	8,428
INVESTMENTS
Investments in unconsolidated entities	1,221	1,330	1,428	1,267	1,301	1,360	1,420	1,401
Available for sale investment	544	432	186	167	-	-	-	-
Total investments	1,765	1,762	1,614	1,434	1,301	1,360	1,420	1,401
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	75,979	77,375	73,447	71,058	71,643	72,250	72,495	71,293
Accumulated depreciation, depletion and amortization	(35,870)	(36,897)	(36,612)	(39,419)	(40,138)	(41,212)	(42,076)	(38,956)
	40,109	40,478	36,835	31,639	31,505	31,038	30,419	32,337
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,060	1,090	1,070	934	975	1,025	1,080	943
TOTAL ASSETS	$53,368	$54,338	$50,059	$43,409	$42,018	$42,395	$41,630	$43,109

CURRENT LIABILITIES
Current maturities of long-term debt	$700	$1,450	$1,450	$1,450	$2,000	$-	$-	$-
Accounts payable	3,867	4,145	3,727	3,069	2,801	3,126	3,392	3,926
Accrued liabilities	2,152	2,230	2,202	2,213	2,025	2,141	2,296	2,436
Domestic and foreign income taxes	196	-	25	-	-	-	-	-
Liabilities of assets held for sale	-	-	29	110	-	-	-	-
Total current liabilities	6,915	7,825	7,433	6,842	6,826	5,267	5,688	6,362
LONG-TERM DEBT, NET	6,118	6,849	6,852	6,855	5,608	8,331	8,333	9,819
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	2,947	3,153	2,579	1,323	1,642	1,646	1,411	1,132
Other	3,224	3,209	3,313	4,039	4,153	4,050	3,902	4,299
	6,171	6,362	5,892	5,362	5,795	5,696	5,313	5,431
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	178	178	178	178
Treasury stock	(8,734)	(9,107)	(9,113)	(9,121)	(9,128)	(9,136)	(9,143)	(9,143)
Additional paid-in capital	7,632	7,651	7,664	7,640	7,668	7,697	7,719	7,747
Retained earnings	35,294	34,896	31,712	25,960	25,375	24,661	23,836	22,981
Accumulated other comprehensive loss	(206)	(316)	(559)	(307)	(304)	(299)	(294)	(266)
Total equity	34,164	33,302	29,882	24,350	23,789	23,101	22,296	21,497
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$53,368	$54,338	$50,059	$43,409	$42,018	$42,395	$41,630	$43,109

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

	2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
OPERATING CASH FLOW
Net income (loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)	$(241)	$(272)	$(574)
Depreciation, depletion and amortization (see detail below)	1,029	1,116	1,123	1,276	4,544	1,102	1,070	1,046	1,050	4,268
Deferred income tax (benefit) provision	(63)	202	(556)	(955)	(1,372)	77	(1)	(238)	(355)	(517)
Asset impairments and other non-cash charges	373	23	3,244	5,801	9,441	(435)	5	47	575	192
Operating cash flow before working capital	1,121	1,517	1,202	944	4,784	822	935	614 (a)	998	3,369
Working capital changes	(555)	(399)	16	58	(880)	(316)	(195)	51	71	(389)
Other, net (b)	-	(307)	(192)	(151)	(650)	(367)	63	(9)	(148)	(461)
Operating cash flow from continuing operations	566	811	1,026	851	3,254	139	803	656	921	2,519

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,735)	(1,488)	(1,219)	(1,170)	(5,612)	(687)	(657)	(642)	(891)	(2,877)
Payment for purchases of assets	(6)	(37)	(9)	(57)	(109)	(24)	(10)	(48)	(1,962)	(2,044)
Sales of assets and equity investments, net	20	38	93	668	819	285	(25)	63	(21)	302
Changes in capital accrual	(458)	(127)	(67)	60	(592)	(208)	(1)	2	93	(114)
Other investing activities	(27)	(69)	(27)	194	71	(3)	(4)	(17)	15	(9)
Investing cash flow from continuing operations	(2,206)	(1,683)	(1,229)	(305)	(5,423)	(637)	(697)	(642)	(2,766)	(4,742)

FINANCING CASH FLOW
Cash dividends paid	(557)	(556)	(577)	(574)	(2,264)	(574)	(575)	(575)	(585)	(2,309)
Purchases of treasury stock	(207)	(329)	(50)	(8)	(594)	(7)	(8)	(7)	-	(22)
Proceeds from long-term debt	-	1,478	-	1	1,479	-	2,718	-	1,485	4,203
Payment of long-term debt	-	-	-	-	-	(700)	(2,010)	-	-	(2,710)
Other financing activities	19	5	10	3	37	11	18	3	4	36
Financing cash flow from continuing operations	(745)	598	(617)	(578)	(1,342)	(1,270)	143	(579)	904	(802)

Cash Flow From Discontinued Operations	(5)	(6)	(6)	114	97	550	326	(6)	(6)	864

Increase (decrease) in cash	(2,390)	(280)	(826)	82	(3,414)	(1,218)	575	(571)	(947)	(2,161)
Cash, cash equivalents and restricted cash (c) - beg of period	7,808	5,418	5,138	4,312	7,808	4,394	3,176	3,751	3,180	4,394
Cash, cash equivalents and restricted cash (c) - end of period	$5,418	$5,138	$4,312	$4,394	$4,394	$3,176	$3,751	$3,180	$2,233	$2,233

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
United States	$502	$541	$556	$510	$2,109	$709	$701	$693	$690	$2,793
Latin America	48	49	48	51	196	42	43	33	38	156
Middle East/North Africa	329	370	345	537	1,581	175	157	147	147	626
Chemical	92	92	94	93	371	88	81	85	86	340
Midstream and Marketing	48	55	71	75	249	78	78	78	79	313
Corporate	10	9	9	10	38	10	10	10	10	40
	$1,029	$1,116	$1,123	$1,276	$4,544	$1,102	$1,070	$1,046	$1,050	$4,268

Capital Expenditures
Oil & Gas
Permian Resources	$(729)	$(555)	$(521)	$(426)	$(2,231)	$(221)	$(128)	$(153)	$(216)	$(718)
Permian EOR	(115)	(119)	(102)	(88)	(424)	(91)	(116)	(116)	(171)	(494)
Other Domestic	(86)	(21)	-	(2)	(109)	(2)	(4)	(2)	(4)	(12)
Latin America	(47)	(45)	(24)	(34)	(150)	(11)	(11)	(13)	(38)	(73)
Middle East/North Africa	(476)	(449)	(242)	(245)	(1,412)	(183)	(163)	(141)	(150)	(637)
Exploration Drilling	(58)	(30)	(15)	(13)	(116)	(8)	(7)	(10)	(19)	(44)
Chemical	(40)	(57)	(58)	(99)	(254)	(46)	(77)	(58)	(143)	(324)
Midstream and Marketing	(115)	(105)	(155)	(160)	(535)	(82)	(90)	(93)	(93)	(358)
Corporate	(9)	(9)	(10)	(13)	(41)	(2)	(5)	(12)	(38)	(57)
GAAP external reporting	(1,675)	(1,390)	(1,127)	(1,080)	(5,272)	(646)	(601)	(598)	(872)	(2,717)
Cracker JV investment contributions	(60)	(98)	(92)	(90)	(340)	(41)	(56)	(44)	(19)	(160)
	$(1,735)	$(1,488)	$(1,219)	$(1,170)	$(5,612)	$(687)	$(657)	$(642)	$(891)	$(2,877)

Reconciliation of non-GAAP disclosures to GAAP	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$566	$811	$1,026	$851	$3,254	$139	$803	$656	$921	$2,519
Discontinued operations	(5)	(6)	(6)	114	97	550	326	(6)	(6)	864
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(2,206)	(1,683)	(1,229)	(305)	(5,423)	(637)	(697)	(642)	(2,766)	(4,742)
Discontinued operations	-	-	-	-	-	-	-	-	-	-
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	9	1,481	-	(6)	1,484	(77)	143	(579)	904	391
Discontinued operations	-	-	-	-	-	-	-	-	-	-
Increase (decrease) in cash and cash equivalents	(1,636)	603	(209)	654	(588)	(25)	575	(571)	(947)	(968)
Cash and cash equivalents - beginning of period	3,789	2,153	2,756	2,547	3,789	3,201	3,176	3,751	3,180	3,201
Cash and cash equivalents - end of period	$2,153	$2,756	$2,547	$3,201	$3,201	$3,176	$3,751	$3,180	$2,233	$2,233

(a)     The third quarter of 2016 operating cash flow before working capital includes one-time charge for the termination of crude oil supply contracts of $160 million and the timing  of the recognition of a portion of the 2016 NOL receivable of $86 million.

(b)     In 2015, Occidental filed for an extension of time for payment of taxes by a corporation expecting a net operating loss (NOL) carryback.  The other operating, net, for 2015 of $650 million  represents the federal and state tax benefit of the carryback of the 2015 NOL, of which $358 million was applied to the 2014 federal balance due and the remainder will be received in  cash during 2016.  The 2016 amount represents the NOL carryback which is expected to be collected in 2017, net of the 2nd quarter 2016 collection of $302 million for the 2015 NOL.

(c)     Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing. As of March 31, 2016, there is no restricted cash remaining.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2015					2016
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
United States
Permian Resources	98	109	116	118	110	128	126	121	123	124
Permian EOR	145	145	144	143	145	145	144	143	145	145
Midcontinent & Other	83	79	72	60	73	43	32	30	28	33
Total	326	333	332	321	328	316	302	294	296	302

Latin America	40	42	27	39	37	39	35	27	34	34

Middle East / North Africa
Al Hosn	9	18	50	60	35	42	68	74	72	64
Dolphin	39	42	41	43	41	44	43	43	44	43
Oman	89	87	93	88	89	89	95	102	99	96
Qatar	64	65	67	69	66	69	66	65	62	65
Other	78	71	79	60	72	58	44	-	-	26
Total	279	283	330	320	303	302	316	284	277	294

TOTAL REPORTED PRODUCTION	645	658	689	680	668	657	653	605	607	630

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	62	71	74	76	71	84	79	72	73	77
Permian EOR	111	110	108	109	110	108	107	106	109	108
Midcontinent & Other	25	24	22	13	21	5	4	3	2	4
Total	198	205	204	198	202	197	190	181	184	189
NGLs (MBBL)
Permian Resources	14	15	18	18	16	19	20	23	22	21
Permian EOR	28	29	30	28	29	28	27	27	26	27
Midcontinent & Other	11	11	10	10	10	7	5	5	5	5
Total	53	55	58	56	55	54	52	55	53	53
Natural Gas (MMCF)
Permian Resources	130	136	143	143	137	152	162	158	165	158
Permian EOR	37	38	37	35	37	51	60	62	61	59
Midcontinent & Other	280	263	239	220	250	185	135	129	126	144
Total	447	437	419	398	424	388	357	349	352	361

Latin America
Oil (MBBL)	38	40	25	38	35	38	34	26	33	33
Natural Gas (MMCF)	12	10	9	8	10	8	8	8	8	8

Middle East / North Africa
Oil (MBBL)
Al Hosn	2	4	9	11	7	9	13	14	13	12
Dolphin	7	7	7	8	7	7	7	7	7	7
Oman	80	81	85	81	82	77	76	78	77	77
Qatar	64	65	67	69	66	69	66	65	62	65
Other	37	31	39	23	32	20	6	-	-	7
Total	190	188	207	192	194	182	168	164	159	168
NGLs (MBBL)
Al Hosn	2	4	14	18	10	13	22	23	23	20
Dolphin	7	8	8	8	8	9	8	8	9	8
Total	9	12	22	26	18	22	30	31	32	28
Natural Gas (MMCF)
Al Hosn	30	60	162	185	109	121	200	222	216	190
Dolphin	150	160	158	162	158	166	167	167	165	166
Oman	56	38	45	41	44	71	114	142	132	115
Other	245	240	242	222	237	230	227	-	-	114
Total	481	498	607	610	548	588	708	531	513	585

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2015					2016
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
United States
Permian Resources	98	109	116	118	110	128	126	121	123	124
Permian EOR	145	145	144	143	145	145	144	143	145	145
South Texas & Other	47	44	40	37	42	34	32	30	28	31
Total	290	298	300	298	297	307	302	294	296	300

Latin America	40	42	27	39	37	39	35	27	34	34

Middle East / North Africa
Al Hosn	9	18	50	60	35	42	68	74	72	64
Dolphin	39	42	41	43	41	44	43	43	44	43
Oman	89	87	93	88	89	89	95	102	99	96
Qatar	64	65	67	69	66	69	66	65	62	65
Total	201	212	251	260	231	244	272	284	277	268

TOTAL ONGOING OPERATIONS	531	552	578	597	565	590	609	605	607	602

NET PRODUCTION VOLUMES PER DAY BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	62	71	74	76	71	84	79	72	73	77
Permian EOR	111	110	108	109	110	108	107	106	109	108
South Texas & Other	7	7	6	5	6	5	4	3	2	4
Total	180	188	188	190	187	197	190	181	184	189
NGLs (MBBL)
Permian Resources	14	15	18	18	16	19	20	23	22	21
Permian EOR	28	29	30	28	29	28	27	27	26	27
South Texas & Other	8	7	7	7	7	5	5	5	5	5
Total	50	51	55	53	52	52	52	55	53	53
Natural Gas (MMCF)
Permian Resources	130	136	143	143	137	152	162	158	165	158
Permian EOR	37	38	37	35	37	51	60	62	61	59
South Texas & Other	194	183	163	151	173	142	135	129	126	133
Total	361	357	343	329	347	345	357	349	352	350

Latin America
Oil (MBBL)	38	40	25	38	35	38	34	26	33	33
Natural Gas (MMCF)	12	10	9	8	10	8	8	8	8	8

Middle East / North Africa
Oil (MBBL)
Al Hosn	2	4	9	11	7	9	13	14	13	12
Dolphin	7	7	7	8	7	7	7	7	7	7
Oman	80	81	85	81	82	77	76	78	77	77
Qatar	64	65	67	69	66	69	66	65	62	65
Total	153	157	168	169	162	162	162	164	159	161
NGLs (MBBL)
Al Hosn	2	4	14	18	10	13	22	23	23	20
Dolphin	7	8	8	8	8	9	8	8	9	8
Total	9	12	22	26	18	22	30	31	32	28
Natural Gas (MMCF)
Al Hosn	30	60	162	185	109	121	200	222	216	190
Dolphin	150	160	158	162	158	166	167	167	165	166
Oman	56	38	45	41	44	71	114	142	132	115
Total	236	258	365	388	311	358	481	531	513	471

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2015					2016
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

United States	290	298	300	298	297	307	302	294	296	300

Latin America	38	37	36	37	37	35	39	32	34	35

Middle East / North Africa
Al Hosn	9	18	50	60	35	42	67	74	72	64
Dolphin	40	42	41	43	42	44	43	43	44	43
Oman	89	87	92	88	89	91	95	101	98	96
Qatar	67	65	62	74	67	65	70	65	63	66
Total	205	212	245	265	233	242	275	283	277	269

ONGOING OPERATIONS	533	547	581	600	567	584	616	609	607	604
Operations Sold, Exited and Exiting	104	110	89	130	107	67	44	-	-	28
TOTAL REPORTED SALES	637	657	670	730	674	651	660	609	607	632

REALIZED PRICES
United States
Oil ($/BBL)	$43.66	$52.64	$44.48	$39.19	$45.04	$29.48	$41.43	$41.49	$45.70	$39.38
NGLs ($/BBL)	$17.32	$17.32	$13.72	$13.27	$15.35	$9.91	$14.25	$15.21	$19.53	$14.72
Natural Gas ($/MCF)	$2.49	$2.09	$2.24	$1.75	$2.15	$1.50	$1.46	$2.30	$2.39	$1.90

Latin America
Oil ($/BBL)	$47.70	$55.19	$42.46	$32.75	$44.49	$27.63	$39.26	$39.66	$43.70	$37.48
Natural Gas ($/MCF)	$4.53	$5.49	$5.67	$5.28	$5.20	$4.19	$3.36	$3.48	$4.16	$3.78

Middle East / North Africa
Oil ($/BBL)	$53.98	$56.48	$52.53	$39.14	$49.65	$29.68	$37.80	$41.84	$44.63	$38.25
NGLs ($/BBL)	$21.57	$21.38	$17.12	$15.62	$17.88	$13.25	$15.21	$14.63	$16.40	$15.01

Total Worldwide
Oil ($/BBL)	$48.50	$54.55	$47.78	$38.68	$47.10	$29.42	$39.66	$41.49	$45.08	$38.73
NGLs ($/BBL)	$17.96	$18.06	$14.68	$14.02	$15.96	$10.86	$14.59	$14.99	$18.36	$14.82
Natural Gas ($/MCF)	$1.66	$1.48	$1.51	$1.32	$1.49	$1.25	$1.26	$1.84	$1.88	$1.53

Index Prices
WTI Oil ($/BBL)	$48.63	$57.94	$46.43	$42.18	$48.80	$33.45	$45.59	$44.94	$49.29	$43.32
Brent Oil ($/BBL)	$55.17	$63.50	$51.17	$44.71	$53.64	$35.08	$46.97	$46.98	$51.13	$45.04
NYMEX Natural Gas ($/MCF)	$3.07	$2.73	$2.78	$2.44	$2.75	$2.07	$1.97	$2.70	$2.95	$2.42

Percentage of Index Prices
Worldwide oil as a percentage of WTI	100%	94%	103%	92%	97%	88%	87%	92%	91%	89%
Worldwide oil as a percentage of Brent	88%	86%	93%	87%	88%	84%	84%	88%	88%	86%
Worldwide NGL as a percentage of WTI	37%	31%	32%	33%	33%	32%	32%	33%	37%	34%
Worldwide NGL as a percentage of Brent	33%	28%	29%	31%	30%	31%	31%	32%	36%	33%
Domestic gas as a percentage of NYMEX	81%	77%	81%	72%	78%	73%	74%	85%	81%	79%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

Cash operating expenses ($/BOE)
United States	$14.46	$13.04	$13.10	$11.94	$13.13	$11.67	$11.80	$12.26	$12.59	$12.07
Latin America	$9.95	$11.99	$13.60	$12.39	$11.93	$8.55	$13.12	$14.93	$16.34	$13.16
Middle East / North Africa	$12.51	$11.03	$8.72	$8.01	$9.87	$9.02	$8.35	$8.83	$10.39	$9.12
Total Oil and Gas	$13.36	$12.10	$11.15	$9.95	$11.57	$10.28	$10.21	$10.81	$11.80	$10.76

Taxes other than on income ($/BOE)
United States	$3.14	$3.30	$2.36	$1.46	$2.57	$2.12	$2.41	$1.96	$2.20	$2.17
Total Oil and Gas	$1.63	$1.85	$1.20	$0.67	$1.32	$1.15	$1.12	$0.97	$1.09	$1.08

DD&A expense ($/BOE)
United States	$17.12	$17.82	$18.24	$17.32	$17.63	$24.63	$25.59	$25.58	$25.29	$25.27
Latin America	$14.05	$14.66	$14.61	$14.87	$14.54	$12.88	$12.00	$11.13	$12.41	$12.12
Middle East / North Africa	$13.41	$14.20	$12.36	$15.68	$14.02	$6.42	$5.38	$5.66	$5.78	$5.81
Total Oil and Gas	$15.35	$16.06	$15.39	$16.36	$15.81	$15.61	$15.00	$15.58	$15.69	$15.46

G&A and other operating expenses ($/BOE)	$3.58	$3.57	$2.88	$2.69	$3.15	$2.88	$2.22	$2.95	$3.71	$2.94

Exploration Expense ($ millions)
United States	$5	$6	$3	$5	$19	$2	$3	$3	$5	$13
Latin America	-	-	-	2	2	1	1	-	-	2
Middle East / North Africa	3	4	2	6	15	6	23	6	12	47
	$8	$10	$5	$13	$36	$9	$27	$9	$17	$62

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Quarter-over-Quarter
Oil & Gas
Prior quarter core income (loss)	$736	$57	$324	$162		$(106)	$(508)	$(117)	$(49)
Sales price	(934)	217	(261)	(347)		(378)	377	102	144
Sales volume	10	28	(14)	39		(88)	19	(50)	(4)
Operating expenses	101	30	45	13		59	(4)	8	(51)
DD&A rate	123	(5)	5	23		16	(2)	(1)	(1)
Exploration expense	52	(3)	5	(8)		4	(17)	18	(9)
All others	(31)	-	58	12		(15)	18	(9)	(28)
Current quarter core income (loss)	$57	$324	$162	$(106)		$(508)	$(117)	$(49)	$2

Chemical
Prior quarter core income	$160	$139	$136	$174		$116	$126	$88	$117
Sales price	(92)	2	(42)	(37)		(43)	35	25	36
Sales volume / mix	(26)	16	(8)	(22)		20	21	(13)	4
Operations / manufacturing	89	(20)	80	10		34	(82)	7	(20)
All others	8	(1)	8	(9)		(1)	(12)	10	15
Current quarter core income	$139	$136	$174	$116		$126	$88	$117	$152

Midstream and Marketing
Prior quarter core income (loss)	$168	$(5)	$84	$31		$(45)	$(95)	$(58)	$(20)
Marketing	(73)	59	(91)	(57)		(3)	4	41	(24)
Gas plants	(14)	1	(2)	16		(17)	6	(10)	8
Pipelines	(83)	29	23	(23)		(31)	23	4	(8)
Power generation	(3)	-	17	(12)		3	2	6	(10)
All others	-	-	-	-		(2)	2	(3)	6
Current quarter core income (loss)	$(5)	$84	$31	$(45)		$(95)	$(58)	$(20)	$(48)

Year-over-Year
Oil & Gas
Prior year core income	$1,719	$1,703	$1,571	$736	$5,729	$57	$324	$162	$(106)	$437
Sales price	(1,923)	(1,714)	(1,768)	(1,320)	(6,725)	(747)	(588)	(219)	228	(1,326)
Sales volume	210	247	163	216	836	(18)	12	(111)	(70)	(187)
Operating expenses	(51)	6	83	116	154	140	85	75	(12)	288
DD&A rate	102	84	87	84	357	19	27	41	(5)	82
Exploration expense	19	28	22	47	116	(2)	(16)	(4)	(5)	(27)
All others	(19)	(30)	4	15	(30)	43	39	7	(28)	61
Current quarter core income (loss)	$57	$324	$162	$(106)	$437	$(508)	$(117)	$(49)	$2	$(672)

Chemical
Prior year core income	$136	$133	$140	$160	$569	$139	$136	$174	$116	$565
Sales price	(88)	(115)	(181)	(177)	(561)	(123)	(76)	(11)	59	(151)
Sales volume / mix	(44)	(29)	1	(46)	(118)	4	(22)	(24)	11	(31)
Operations / manufacturing	145	146	213	174	678	109	59	(15)	(47)	106
All others	(10)	1	1	5	(3)	(3)	(9)	(7)	13	(6)
Current quarter core income	$139	$136	$174	$116	$565	$126	$88	$117	$152	$483

Midstream and Marketing
Prior year core income (loss)	$96	$130	$155	$168	$549	$(5)	$84	$31	$(45)	$65
Marketing	(21)	7	(98)	(165)	(277)	(93)	(148)	(14)	20	(235)
Gas plants	(41)	(33)	(35)	3	(106)	(2)	3	(6)	(13)	(18)
Pipelines	(26)	(15)	6	(45)	(80)	(2)	(8)	(27)	(12)	(49)
Power generation	(12)	(11)	4	-	(19)	7	10	(1)	1	17
All others	(1)	6	(1)	(6)	(2)	-	1	(3)	1	(1)
Current quarter core income (loss)	$(5)	$84	$31	$(45)	$65	$(95)	$(58)	$(20)	$(48)	$(221)